INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 18:-	INCOME TAXES

a.	Israeli taxation:

	1.	Corporate tax rate:

The tax rate for Israeli corporate is as follows: 2009 - 26%, 2010 - 25%, and 2011 - 24%. Tax at a rate of 24% applies to capital gains arising after January 1, 2003. In July 2009, the "Knesset" (Israeli Parliament) passed the Law for Economic Efficiency (Amended Legislation for Implementing the Economic Plan for 2009 and 2010), which prescribes, among others, an additional gradual reduction in the rates of the Israeli corporate tax and real capital gains tax starting in 2011 to the following tax rates: 2011 - 24%, 2012 - 23%, 2013 - 22%, 2014 - 21%, 2015 - 20%, 2016 and thereafter - 18%. On December 5, 2011, the Knesset approved the Law to Change the Tax Burden (Legislative Amendments) - 2011. In accordance with the new law, the tax reduction that was provided in the Economic Efficiency Law, as aforementioned, was cancelled and the corporate tax rate will be 25% as from 2012.

	2.	Measurement of taxable income:

On February 26, 2008, the Israeli Parliament enacted the Income Tax Law (Inflationary Adjustments) (Amendment 20) (Restriction of Effective Period), 2008 ("the Inflationary Adjustments Amendment"). In accordance with the Inflationary Adjustments Amendment, the effective period of the Inflationary Adjustments Law will cease at the end of the 2007 tax year and as of the 2008 tax year the provisions of the Law shall no longer apply, other than the transitional provisions intended at preventing distortions in the tax calculations. In accordance with the Inflationary Adjustments Amendment, commencing with the 2008 tax year, income for tax purposes will no longer be adjusted to a real (net of inflation) measurement basis. Furthermore, the depreciation of inflation immune assets and carried forward tax losses will no longer be linked to the Israeli Consumer Price Index.

In accordance with ASC 740, the Company has not provided deferred income taxes on the above difference between the reporting currency and the tax basis of assets and liabilities.

	3.	Tax benefits under Israel's Law for the Encouragement of Industry (Taxes), 1969:

The Company is an "Industrial Company", as defined by the Law for the Encouragement of Industry (Taxes), 1969, and as such, the Company is entitled to certain tax benefits, mainly amortization of costs relating to know-how and patents over eight years, accelerated depreciation and the right to deduct public issuance expenses for tax purposes.

4.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 ("the Law"):

The Law empowers the Israeli Investment Center to grant Approved Enterprise status to capital investments in production facilities that meet certain relevant criteria ("Approved Enterprise") specified by the Law and the regulations published thereunder. The tax benefits derived from any Approved Enterprise relate only to taxable income attributable to the specific program of investment to which the status was granted.

On April 1, 2005, an amendment to the Law came into effect ("the Amendment") and has significantly changed the provisions of the Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise's income will be derived from export.

Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

In addition, the Law provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Law as they were on the date of such approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the Amendment. Following the Amendment to the Law, it was clarified that tax-exempt income generated under the provisions of the Law, pursuant to the Amendment, as part of a new Privileged Enterprise, will subject the Company to taxes upon distribution or liquidation.

The Company has been granted the status of "Approved Enterprise", under the Law, for an investment program for the period ending in 2004, and the status of "Privileged Enterprise" according to the Amendment to the Law, for investments in 2005, 2007 and 2009 ("Programs").

In accordance with the Law and the Amendment, Syneron Medical Ltd. has chosen to enjoy an "alternative benefits track" status. Accordingly, Syneron Medical Ltd.'s income attributed to the Programs is exempt from taxes on income derived therefrom for a period of ten years starting in the year in which the Company first generates taxable income.

Out of the Company's retained earnings as of December 31, 2011, approximately $ 147,793 is tax-exempt earnings attributable to its Approved Enterprise programs and $ 60,573 is tax-exempt earnings attributable to its Privileged Enterprise program. The tax-exempt income attributable to the Approved and Privileged Enterprise cannot be distributed to shareholders without subjecting the Company to taxes. If dividends are distributed out of tax-exempt profits, the Company will then become liable for tax at the rate applicable to its profits from the approved enterprise in the year in which the income was earned, as if it was not under the "alternative benefits track" (tax at the rate of 10%-25%). Under the Law, tax-exempt income generated under the Approved or Privileged Enterprise status will be taxed upon dividend distribution or complete liquidation, whereas in accordance with the Law, tax exempt income generated under the Approved Enterprise status will be taxed upon dividend distribution.

As of December 31, 2011, if the income attributed to the Approved Enterprise is distributed as a dividend, the Company will incur a tax liability of approximately up to $ 22,169 (depending on the tax rate as described above). If income attributed to the Privileged Enterprise is distributed as a dividend, including upon liquidation, the Company will incur a tax liability in the amount of approximately up to $ 9,068 (depending on the tax rate as described above). These amounts will be recorded as an income tax expense in the period in which the Company declares the dividend.

The Company's board of directors has determined that it will not distribute any amounts of its undistributed tax-exempt income as a dividend. The Company intends to reinvest the amount of its tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved and Privileged Enterprise programs as the undistributed tax-exempt income is essentially permanent in duration.

The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Law, regulations published thereunder and the certificates of approval for the specific investments in Approved Enterprises.

Should Syneron Medical Ltd. fail to meet such requirements in the future, income attributable to its Programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received, with respect to such program. The Company's management believes that the Company is meeting the aforementioned conditions.

Income from sources other than the "Approved Enterprise" or "Privileged Enterprise" is subject to tax at regular Israeli corporate tax rate of 24%.

On January 2, 2011, new legislation amending the Law was adopted ("Amendment No. 68"). Under the Amendment No. 68, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies, as opposed to the current Law's incentives, which are limited to income from Approved or privileged Enterprises during their benefits period. Under Amendment No. 68, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty).

Under the transition provisions of Amendment No. 68, the Company may elect to irrevocably implement the new legislation while waiving benefits provided under  the Approved Enterprise and/or the Privileged Enterprise, or to remain subject to the to the legislation prior to Amendment No. 68. Changing from the current Law to the new Law is permitted at any time. The Company does not expect the new Law to have a material effect on the tax payable on its Israeli operations in the foreseeable future.

b.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed based on tax laws in their respective jurisdictions. The corporate income tax rate of significant jurisdictions are as follows:

Tax Rate

Australia	30%
Canada (*)	16.5%
Germany	15%
Hong Kong	16.5%
Japan	30%
United States (*)	35%

(*)	Federal

c.	Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

	December 31,
	2011	2010

Net operating loss carryforward of subsidiaries	$43,158	$30,268
Tax credits	2,565	1,987
Share-based compensation costs	2,445	2,944
Company's capital losses carryforward (1)	11,283	7,886
Bad debt reserve	790	1,898
Deferred revenues	2,130	1,463
Accrued warranty reserve	893	2,658
Accrued Severance	545	-
Intangible Assets - Patents	1,372	-
Other temporary differences	2,653	1,677

Total deferred tax asset before valuation allowance	67,834	50,781
Valuation allowance	(50,630)	(31,479)

Total deferred tax asset	17,204	19,302

Intangible assets acquired	(10,707)	(12,984)

Total deferred tax liability	(10,707)	(12,984)

Net deferred tax asset (2)	$6,497	$6,318

(1)	The Company has capital loss carryforwards resulting from mainly the difference between the reporting currency and the tax basis of the investments in Marketable securities.

(2)	Net deferred tax asset (liability) is recorded in the following balance sheet line items:

	December 31,
	2011	2010

Other receivables	$1,619	$1,691

Deferred taxes	10,060	10,842
Deferred tax liability	(5,182)	(6,215)

Net deferred tax asset	$6,497	$6,318

At December 31, 2011, the Company's U.S. subsidiaries had cumulative net operating losses ("NOL") for US federal and state income tax return purposes of $ 109,000 and $ 65,000, respectively. The federal NOL carryforwards expire between 2026 and 2032. The state NOL carryforwards begin to expire in 2014. The federal and state NOL carryforwards for tax return purposes are $ 9,947 greater than their NOL for financial reporting purposes due to unrecognized tax benefits and excess tax benefits. Excess tax benefits related to option exercises cannot be recognized until realized through a reduction of current taxes payable.

Such losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of NOL's is subject to an annual limitation if an ownership change results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  The annual limitations may result in the expiration of losses before utilization.

The Company also has other U.S. NOLs of approximately $ 130 with an unlimited carryforward period. The Company has an available carryforward capital tax loss of $ 42,914 and $ 43,813 in 2011 and 2010, respectively. The Company's Israeli subsidiaries have an available carryforward net operating tax loss of $ 19,077 and $ 11,136 in 2011 and 2010, respectively to offset against future tax profits for an indefinite period.

At December 31, 2011, the Company had available federal research and development ("R&D") tax credit carryforwards of approximately $ 2,018 expiring between 2022 and 2032, capital loss carryforwards of $ 1,500 expiring in 2015, and minimum tax credits of approximately $ 268 with an unlimited carryforward period. The Company also had available state R&D tax credits of approximately $ 137 expiring between 2017 and 2023 and $ 685 with an unlimited carryforward period. Federal and state R&D credit carryforwards for tax return purposes are $ 544 greater than their federal and state R&D credit carryforwards for financial reporting purposes due to unrecognized tax benefits.

ASC 740 requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company evaluated the net deferred tax assets for each separate tax entity.  For certain entities, the Company concluded that it is not more likely than not that the net deferred tax assets will be realized and a valuation allowance has been recorded against these assets. Based on a consideration of these factors, the Company has established a valuation allowance of $ 50,630 and $ 31,479 at December 31, 2011 and 2010, respectively.

For other entities, the Company has determined that the positive evidence outweighs the negative evidence for other deferred tax assets and concluded that these deferred tax assets are realizable on a "more likely than not" basis. This determination was based on many factors, including the following:  (i) the net temporary differences resulting in the deferred tax assets and in the deferred tax liabilities are expected to reverse in similar time periods; (ii) the history of utilizing tax benefits, (iii) certain significant costs that are not expected to occur in future period contributing to the current year net operating loss, and (iv) expected future results of operations.

No amount for U.S. income tax has been provided on undistributed earnings of the Company's foreign subsidiaries because the Company considers the approximately $ 16,382 of accumulated foreign earnings to be indefinitely reinvested. In the event of distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes, subject to an adjustment, if any, for foreign tax credits and foreign withholding taxes payable to certain foreign tax authorities. Determination of the amount of U.S income tax liability that would be incurred is not practicable because of the complexities associated with this hypothetical calculation; however, unrecognized foreign tax credit carry forwards may be available to reduce some portion of the U.S. tax liability, if any.

d.	Tax contingencies for unrecognized tax benefits:

The changes to unrecognized tax benefits from January 1, 2010 through December 31, 2011, were as follows:

Gross tax liabilities at January 1, 2010	$6,342

Additions resulted from acquisition of Candela	2,076
Additions based on tax positions related to the current year	129
Additions for tax positions of prior years	1,645
Reductions for positions of prior years	(2,346)

Gross tax liabilities at December 31, 2010	7,846

Additions based on tax positions related to the current year	1,171
Additions for tax positions of prior years	497
Reductions due to settlements with tax authorities	(627)
Reductions for positions of prior years	(25)

Gross tax liabilities at December 31, 2011	$8,862

Included in the balance of tax contingencies for uncertain tax positions at December 31, 2011 was approximately $ 8,862 of unrecognized tax benefits (including interest and penalties) that, if recognized, would affect the annual effective income tax rate.  The unrecognized tax benefits and interest are recorded in net deferred taxes assets and long-term obligations on the balance sheet.

The Company's policy is to recognize interest and penalties related to income tax matters as a component of income tax expense. The liability for unrecognized tax benefits at December 31, 2011 included accrued interest and penalties of approximately $ 200.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign authorities. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2011:

Israel	-	2007 - present
United States	-	2003 - present
Australia	-	2010 - present
Germany	-	2006 - present
Canada	-	2005 - present
Japan	-	2009 - present
Spain	-	2006 - present

The Company's subsidiary, Candela Corporation, is currently under audit by the Internal Revenue Service ("IRS") for the tax years 2003 through 2008. The audit results are currently being reviewed by the Joint Committee of Taxation ("JCT").  As a result of the proposed adjustments provided by the Internal Revenue Agent, the Company made a $ 898 payment to the IRS during the third quarter of 2011 and accrued interest expense of $ 102. These amounts are included as a component of current income tax expense.

It is likely that the JCT review will be completed within 12 months and as such, the Company estimates a potential net decrease of approximately $ 960 to the Company's unrecognized tax benefits during the next twelve months.

e.	Loss before taxes on income:

	Year ended December 31,
	2011	2010	2009

Domestic	$(24,353)	$(23,116)	$(23,955)
Foreign	(23,453)	(9,329)	2,558

	$(47,806)	$(32,445)	$(21,397)

f.	Taxes on income:

	Year ended December 31,
	2011	2010	2009
Current taxes:
Domestic	$592	$(2,414)	$1,489
Foreign (*)	3,531	643	202

	4,123	(1,771)	1,691
Deferred taxes:
Domestic	(153)	(198)	1,549
Foreign	(26)	(3,141)	-

	(179)	(3,339)	1,549

Taxes on income (tax benefit)	$3,944	$(5,110)	$3,240

(*)	Includes the effect of a tax assessment with the United States tax authorities for the tax years 2003 through 2008 in the amount of $ 1,000.

g.	The reconciliation from the federal statutory tax rate to the effective tax rate is as follows:

	Year ended December 31,
	2011	2010	2009

Loss before taxes on income	$(47,806)	$(32,445)	$(21,397)

Statutory tax rate	24%	25%	26%

Theoretical tax expenses (benefits) on the above amount at the Israeli statutory tax rate	$(11,473)	$(8,111)	$(5,563)
Increase in taxes resulting from "Approved/Privileged Enterprise" benefits (*)	3,625	4,987	4,602
Difference in basis of measurement for tax purpose	(947)	452	408
Change in valuation allowance, net	19,151	(208)	1,842
Non-deductible stock-based compensation	511	471	1,109
Non-deductible expenses	(1,759)	1,256	646
State deferred taxes	(492)	(129)	-
Bargain purchase price	-	(3,101)	-
Increase in taxes resulting from tax settlement with tax authorities	697	-	-
Difference in tax rates	(3,161)	(933)	-
Return to Provision	(2,915)	-	-
Pre-paid Taxes	1,001	-	-
Others	(294)	206	196

Actual tax expense (income)	$3,944	$(5,110)	$3,240

(*)Basic and diluted per share amounts of the tax benefit resulting from the exemption	$0.10	$0.15	$0.17